Statement of Additional Information (SAI) Supplement – December 4, 2013*

Fund	SAI dated
Columbia Variable Portfolio – International Opportunity Fund	May 1, 2013

The information under the subsection Investment Management Services – Portfolio Managers in the Services Providers section in the SAI for the above listed fund has been hereby superseded and replaced with the following:

Fund	Portfolio Manager	Other Accounts Managed (excluding the Fund)			Potential Conflicts of Interest	Structure of Compensation
		Number and type of account(a)	Approximate Total Net Assets	Performance Based Accounts(b)
International Opportunity	Threadneedle:
	William Davies(c)	2 PIVs 3 other accounts	$1.16 billion $3.22 billion	None	(8)	(38)
	Simon Haines(d)	2 other accounts	$367.4 million

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	The portfolio manager began managing the fund after its fiscal year end; reporting information is provided as of May 31, 2013.
(d)	The portfolio manager began managing the fund after its fiscal year end; reporting information is provided as of October 31, 2013.

Shareholders should retain this supplement for future reference.

*Valid until next update.

S-6466-220 A (12/13)